Exhibit 10.152

AMENDMENT

CALIFORNIACARE MEDICAL SERVICES AGREEMENT

This Amendment to CaliforniaCare Medical Services Agreement (“Amendment”), is entered into at Woodland Hills, Los Angeles County, California as of January 1, 1999, by and between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Northwest Orange County Medical Group (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement, whereby PARTICIPATING MEDICAL GROUP is designated as a Participating Medical Group.  The foregoing agreement and any amendments thereto shall be referred to herein as the “Agreement.” All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

B.                                     BLUE CROSS is responsible for the performance of certain activities (“Compliance Activities”) related to Medical Services in order to comply with applicable state and federal laws and accreditation and certification requirements of managed care organization oversight agencies, including, but not limited to, the California Department of Corporations (“DOC”) and the National Committee for Quality Assurance (“NCQA”).

C.                                     BLUE CROSS may delegate responsibility for some or all Compliance Activities (“Delegated Compliance Activities”) to qualified PARTICIPATING MEDICAL GROUPs.

D.                                    The parties desire to amend the Agreement to memorialize the delegation of certain Compliance Activities by BLUE CROSS to PARTICIPATING MEDICAL GROUP and to set forth the terms thereof.

NOW, THEREFORE, IT IS AGREED:

I.                                         BLUE CROSS and PARTICIPATING MEDICAL GROUP hereby agree to add the following additional provisions to the Agreement:

A.            Delegation of Compliance Activities

1.                                       BLUE CROSS hereby authorizes PARTICIPATING MEDICAL GROUP to perform, and PARTICIPATING MEDICAL GROUP agrees to perform on BLUE CROSS’ behalf, the Delegated Compliance Activities delineated in the Division of Responsibilities For Compliance Activities.  Attachment 1 (incorporated by reference herein).

2.                                       BLUE CROSS retains primary responsibility for Compliance Activities that are not specifically delegated to PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP shall cooperate and comply with BLUE CROSS’ performance of such activities, as necessary.

3.                                       [ILLEGIBLE] PARTICIPATING MEDICAL GROUP attains and maintains NCQA Physician Organization Certification (“POC”), or other certification deemed acceptable by BLUE CROSS during the term of the Agreement.  BLUE CROSS agrees to exempt PARTICIPATING MEDICAL GROUP from predelegation, annual, and follow-up onsite audits of Delegated Compliance Activities, except to the extent those Delegated Compliance Activities must be monitored by BLUE CROSS as required by any regulatory agency having jurisdiction over BLUE CROSS, PARTICIPATING MEDICAL GROUP shall supply written evidence of such POC certification to BLUE CROSS no less than once every twelve (12) months and upon renewal.  PARTICIPATING MEDICAL GROUP shall immediately notify BLUE CROSS in the event such certification is revoked or is not renewed.

4.                                       Notwithstanding any delegation of credentialing or recredentialing activities to PARTICIPATING MEDICAL GROUP, BLUE CROSS retains the right to approve, suspend or deny any Health Professional from providing services to Members under the Agreement.

B.            Compliance Activities Performance Measurement

1.                                       PARTICIPATING MEDICAL GROUP agrees to comply with the Compliance Activity Performance Measurements indicated in Attachment 1 for each listed Compliance Activity Standard for which it is delegated responsibility.

2.                                       PARTICIPATING MEDICAL GROUP shall submit all required written documentation demonstrating compliance with the Compliance Activity Performance Measurement, as delineated in Attachment 2 (incorporated by reference herein).  Such materials must be submitted to the appropriate BLUE CROSS contact person as indicated in Attachment 2 by the deadlines set forth therein.  PARTICIPATING MEDICAL GROUP will be monitored for compliance with meeting submission time frames.

3.                                       UPON REASONABLE NOTICE, PARTICIPATING MEDICAL GROUP agrees to give BLUE CROSS a continuing right of access to PARTICIPATING MEDICAL GROUP’s records and information pertaining to Delegated Compliance Activities as necessary to evaluate ongoing qualification for delegation, and to copy those records and information as needed at a cost of ten cents ($0.10) per page.

C.            Corrective Actions and Revocation of Delegation

1.                                       In the event that BLUE CROSS determines that PARTICIPATING MEDICAL GROUP is in breach of the terms of this Amendment and/or that PARTICIPATING MEDICAL GROUP fails to satisfactorily fulfill its responsibilities for performing any Delegated Compliance Activity, BLUE CROSS may, in addition to any other available remedy:

(a)                                  Require that PARTICIPATING MEDICAL GROUP submit, within 30 calendar days of request, a corrective plan of action acceptable to BLUE CROSS and adhere to such plan; or

2

If PMG fails to adhere to Corrective Action Plan in I.C.1(a) then Blue Cross may,

(b)                                 Revoke PARTICIPATING MEDICAL GROUP’s delegation status, in whole or in part, by giving thirty (30) calendar days prior written notice to PARTICIPATING MEDICAL GROUP.

2.                                       In the event BLUE CROSS determines that continued performance by PARTICIPATING MEDICAL GROUP of any Delegated Compliance Activity poses a risk of physical, mental, emotional, or financial harm to a Member, BLUE CROSS may revoke the delegation of such Compliance Activity, immediately upon written notice to PARTICIPATING MEDICAL GROUP.

3.                                       BLUE CROSS retains the right to modify Attachments 1 and 2 on an annual basis or as may be reasonably necessary or required to comply with applicable laws or regulations or the accreditation requirements of regulatory agencies and managed care organization oversight bodies.  In any such event, BLUE CROSS shall provide PARTICIPATING MEDICAL GROUP with written notice.

Upon acceptance by the parties, this Amendment, as of the date specified above, shall become a part of the Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		Northwest Orange County Medical Group

Signature:	/s/ Barry Ford	Signature:	/s/ Pratihba Patel

Name:	Barry Ford	Name:	PRATIHBA PATEL, MD

Title:	VP, Network Development/Management	Title:	PRESIDENT

Date:	3-25-99	Date:	3/22/99

HARRIMAN JONES MSO

/S/ James P. Agronick

JAMES P. AGRONICK

CEO

3/22/99

3

Attachment 1

CaliforniaCare Division of Responsibilities for Compliance Activities
PARTICIPATING MEDICAL GROUP: Northwest Orange County Medical Group PMG/IPA Code: 0DN			Effective Date: 1/1/99

Party Responsible For Compliance Activity
Quality Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
QI 1 *Program Structure
	1.1	QM program description in writing	☒
	1.2	Program is accountable to governing body	☒
	1.3	Program updated/evaluated/approved annually	☒
	1.4	Designated physician has substantial involvement	☒
	1.5	Committee involvement	☒
	1.6	Program specifies committee role, structure/function	☒
	1.7	Annual QM work plan	☒
	1.8	Program resources adequate to meet needs	☒
QI 2 *Program Operations
	2.1	Committee recommends policy decisions, evaluates results of QM activities	☒
	2.2	Contemporaneous/dated/signed minutes of QM committee decisions and actions	☒
	2.3	Practitioners actively participate in QM program	☒
QI 3 Health Services Contracting			☒
QI 4 Availability of Practitioners
	*4.4	When practitioner’s contract is discontinued, a member undergoing active course of treatment is allowed continued access to that practitioner	☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Quality Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
QI 5 *Accessibility of Services
5.1

Establishes standards for:

• timeliness of preventive care appointments

• timeliness of routine primary care appointments

• timeliness of urgent care appointments

• timeliness of emergency care

• access to after-hours care

• key elements of telephone service

☒
	5.2	Collects/analyzes data to measure performance against standards	☒
	5.3	Identifies opportunities for improvement	☒
	5.4	Implements interventions to improve performance	☒
	5.5	Measures effectiveness of interventions	☒
QI 6 *Member Satisfaction
	6.1	Assesses member satisfaction by: • evaluating member complaints/appeals • evaluating requests to change practitioners and/or sites	☒
	6.2	Utilizes appropriate methods to collect data • appropriate population is identified • appropriate samples drawn from population • valid and reliable data collected	☒
	6.3	Analyzes data for activities in QI 6.1 and HEDIS consumer survey	☒
	6.4	Identifies opportunities for improvement	☒
	6.5	Implements interventions to improve performance	☒
	6.6	Measures effectiveness of interventions	☒
	6.7	Informs practitioners/providers of results of member satisfaction activities	☒
QI 7 *Health Management Systems
	7.1	Identifies members with chronic conditions and offers services to manage their conditions	☒

	7.2	Informs/educates practitioners regarding health management programs for members assigned to them	☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Quality Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
QI 8 *Clinical Practice Guidelines
	8.1	Guidelines are based on reasonable medical evidence	☒
	8.2	Practitioner involvement in adoption of guidelines	☒
	8.3	Reviews/updates guidelines every 2 years	☒
	8.4	Distributes guidelines to practitioners	☒
	8.5	Annually, measures performance against 2 guidelines	☒
	8.6	Decision making in those areas where clinical guidelines are applicable is consistent with guidelines	☒
QI 9 Continuity and Coordination of Care
	*9.1	Continuity and coordination of care that members receive across practices and provider sites is monitored including at a minimum primary care sites with 50 or more members	☒
9.2

Ensures continuity and coordination with behavioral healthcare.  There is collaboration with behavioral health specialists to:

• *exchange information in an effective, timely and confidential manner, including patient-approved communications between medical practitioners and behavioral health practitioners and providers

• *promote appropriate diagnosis, treatment & referral of behavioral health disorders commonly seen in primary care

• psychopharmacological medication

• *timely access for treatment and followup for individuals with coexisting medical and behavioral disorders

☒
9.3

Collect/analyze data to evaluate continuity and coordination of care

• analyzes data to identify any opportunities for improvement

• collaborates with its behavioral health specialists to identify an opportunity to improve coordination of behavioral health with general medical care

☒
	9.4	Implementation to improve continuity and coordination of care	☒
		• interventions identify opportunity for improvement • *collaborates with behavioral health specialists to take action to improve coordination of behavioral health with general medical care	☒
QI 10 Clinical Measurement Activities			☒
QI 11 Intervention and Follow-Up for Clinical Issues			☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Quality Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
QI 12 Effectiveness of the QI Program
*12.1

Annual written evaluation of QM program includes:

• description of completed/ongoing activities

• trending of measures to assess performance

• analysis of demonstrated improvements in clinical care/quality of service to members

• evaluation of effectiveness of QM program

☒
	12.2	QM activities provide meaningful improvement in quality of clinical care and of service to members	☒
	12.3	Information regarding QM program, including description/report on progress, is available to members and practitioners	☒
QI 13 *Delegation of QI Activity
13.1

A mutually agreed upon documents describes:

• responsibilities of delegated agency and entity

• the delegated activities

• frequency of reporting

• process utilized to evaluate the delegated agency’s performance

Not Applicable
13.2

There is evidence that:

• delegated agency’s capacity to perform activities prior to delegation is evaluated

• the delegated agency’s QM workplan/QM program description is approved annually

• regular reports as specified in 13.1 are evaluated

• there is an annual evaluation on whether delegated agency activities are conducted in accordance with the entities expectations/NCQA standards

Not Applicable

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Utilization Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
UM 1 *Utilization Management Structure
	1.1	UM program description in writing		☒
	1.2	Designated senior physician has substantial involvement in program implementation		☒
	1.3	Description includes scope, processes and information sources used to make determinations of benefit coverage and medical appropriateness		☒
	1.4	Program updated/evaluated/approved annually		☒
UM 2 *Clinical UM Criteria
2.1

Criteria for determination of medical appropriateness are clearly documented and include procedures for applying criteria based on the needs of individual patients and characteristics of the local delivery system

☒
	2.2	Actively practicing practitioners are involved in development or adoption of criteria and in the development and review of procedures for applying the criteria		☒
	2.3	Reviews and updates criteria as necessary		☒
	2.4	How practitioners can obtain criteria is stated in writing and criteria is provided to practitioners upon request		☒
	2.5	Annually, evaluates how practitioners involved consistently apply criteria in decision making		☒
UM 3 *Appropriate Professionals
	3.1	Licensed health professionals supervise review decisions		☒
	3.2	Licensed physician reviews denials based on medical appropriateness		☒
	3.3	Board certified physicians from appropriate specialty areas are used to assist in making determination of medical appropriateness		☒
UM 4 *Timeliness of UM Decision
	4.1	NCQA standards for timeliness of UM decision making are followed		☒
	4.2	Procedures for registering/responding to expedited appeals are established		☒
• initiated by member/practitioner on behalf of member • decision is made no later than 72 hours after review and member and practitioner are notified

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Utilization Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• there is written confirmation within 2 working days of providing notification of decision, if initial decision not in writing
UM 5 *Medical Information
		When making a determination of coverage based on medical appropriateness, relevant clinical information is obtained and the treating physician is consulted		☒
UM 6 *Denial Notices
		The reasons for each denial are clearly documented and communicated		☒
	6.1	Physician reviewer available to physician to discuss determinations based on medical appropriateness		☒
	6.2	Written notification to members/practitioners of reason for denial, including specific utilization review criteria or benefits provisions used in the determination		☒
	6.3	Information regarding appeal process included in denial notifications		☒
UM 7 Evaluation of New Technology			☒
UM 8 *Satisfaction with the UM Process
	8.1	Every 2 years, information is gathered from members and practitioners regarding satisfaction with UM process		☒
	8.2	Addresses identified sources of dissatisfaction		☒
UM 9 Emergency Services
		*There is provision, arrangement for or otherwise facilitation of all needed emergency services, including appropriate coverage of costs		☒
	*9.1	Any emergency services necessary to screen/stabilize members without precertification of ER services where prudent layperson believed emergency medical condition existed is covered		☒
	*9.2	ER services if practitioner has authorized is covered		☒
UM 10 Drug Formulary Use

The MCO has processes to ensure that its drug formulary, if any, is based on sound clinical evidence and is reviewed and updated at specified intervals.  The MCO develops its formulary with input from actively practicing practitioners and makes the formulary available to its practitioners.  The MCO with a closed formulary has an exceptions policy in place.

☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Utilization Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
UM 11 Ensuring Appropriate Service and Coverage
	*11.1	Data to detect potential underutilization and overutilization is monitored		☒
		• monitors utilization data for organization as a whole/for individual product lines	☒
		• *monitors utilization data across practices and provider sites for PCP and high volume specialists to detect potential under/overutilization		☒

	*11.2	All data collected to detect underutilization and overutilization is routinely analyzed		☒
	*11.3	Implements appropriate interventions whenever it identifies under utilization or over utilization		☒
	*11.4	There are measurements to ascertain whether the interventions have been effective and implements strategies to achieve appropriate utilization		☒
*11.5

Policies for informing practitioners, providers and staff who make utilization-related decisions of the need for special concern about the risks of under utilization are implemented.  A statement to all practitioners, providers, members and employees is distributed which affirms that:

• decision making based on appropriateness of care and service

• there is no compensation of practitioners or other individuals conducting utilization review for denials of service or coverage

• financial incentives for UM decision makers do not encourage denials of coverage or service

☒
UM 12 * Delegation of UM
12.1

A mutually agreed upon document describes:

• responsibilities of delegated agency and entity

• the delegated activities

• frequency of reporting

• process utilized to evaluate delegated agency’s performance

• remedies available if obligations are not fulfilled

☒
	12.2	There is evidence that:		☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Utilization Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• delegated agency’s capacity to perform activities prior to delegation is evaluated
• the delegated agency’s UM program is approved annually
• reports as specified in 12.1 are evaluated
• there is annual evaluation on whether delegated agency’s activities are conducted in accordance with the entity’s expectations/NCQA standards

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Credentialing and Recredentialing Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
CR 1 *Credentialing Policies
	1.1	Scope of practitioners covered		☒
	1.2	Criteria and primary source verification information used to meet criteria		☒
	1.3	Process used to make decisions		☒
	1.4	Extent of delegated credentialing/recredentialing arrangements		☒
	1.5	Practitioner’s right to review information submitted in support of applications		☒
	1.6	Notification of information obtained that varies from information provided by practitioner		☒
	1.7	Practitioner’s right to correct erroneous information		☒
	1.8	Medical director or designated physician’s responsibility/participation in credentialing program		☒
	1.9	Confidentiality of all information obtained in process		☒
CR 2 *Credentialing Committee
		A Credentialing committee that makes recommendations regarding credentialing decisions is designated		☒
CR 3 *Initial Primary Source Verification
	3.1	License		☒
	3.2	Clinical privileges		☒
	3.3	DEA		☒
	3.4	Education/training • MDs/DOs: medical school/residency • DCs: chiropractic college • DDSs: dental school/specialty training • DPMs: podiatry school/residency		☒
	3.5	Board certification		☒
	3.6	Work history		☒
	3.7	Malpractice insurance		☒
	3.8	Professional liability claims		☒
CR 4 *Application and Attestation
	4.1	Inability to perform essential functions		☒
	4.2	Lack of present illegal drug use		☒
	4.3	History of loss of license/felony convictions		☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Credentialing and Recredentialing Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
	4.4	History of loss/limitation of privileges/disciplinary activity		☒
	4.5	Attestation by applicant of the correctness/completeness of application		☒
CR 5 *Initial Sanction Information
	5.1	NPDB		☒
5.2

Sanctions/limitations on license from following agencies:

• State Board Medical Examiners, FSMB or Department of Professional Regulations

• State Board of Chiropractor/CIN-BAD

• State Board of Dental Examiners

• State Board of Podiatric Examiners

☒
	5.3	Medicare and Medicaid		☒
CR 6 *Initial Credentialing Site Visits (All potential Primary Care Practitioners and Obstetricians/Gynecologists)
	6.1	Review that evaluates site		☒
	6.2	Evaluation of medical record keeping practices		☒
CR 7 *Recredentialing Primary Source Verification:
Practitioners are formally recredentialed at least every two years. During the recredentialing process, verification of at least the following information from primary sources is obtained:
	7.1	License		☒
	7.2	Clinical privileges		☒
	7.3	DEA		☒
	7.4	Board certification		☒
	7.5	Malpractice insurance		☒
	7.6	Professional liability claims		☒
	7.7	Attestation by applicant regarding: • inability to perform essential functions • lack of present illegal drug use		☒
CR 8 *Recredentialing Sanction Information
	8.1	NPDB		☒
	8.2	Sanctions/limitations on license from following agencies:		☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Credentialing and Recredentialing Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• State Board Medical Examiners, FSMB or Department of Professional Regulations
• State Board of Chiropractor/CIN-BAD
• State Board of Dental Examiners
• State Board of Podiatric Examiners
	8.3	Medicare and Medicard		☒
CR 9 *Performance Monitoring
The following data is incorporated into the recredentialing decision-making process for primary care practitioners
	9.1	Member complaints		☒
	9.2	Information from quality improvement activities		☒
	9.3	Member satisfaction (optional)		☒

CR 10 *Recredentialing Site Visits (All primary Care Practitioners who have more than 50 Members)
	10.1	Review that evaluates site		☒
	10.2	Evaluation of medical record keeping practices		☒
CR 11 *Practitioner Appeal Rights
There are policies and procedures for altering the conditions of the practitioner’s participation with the entity based on issues of quality of care and service
	11.1	Procedures for reporting quality deficiencies that could result in a practitioner’s suspension or termination		☒
	11.2	Description of appeal process/practitioners are informed of the appeal process		☒
CR 12 *Assessment of Organizational Providers (hospitals, home health agencies, skilled nursing facilities and nursing homes and free standing surgical centers)
There are written policies and procedures for the initial and ongoing assessment of organizational providers with which it intends to contract

	12.1	Confirms good standing with state/federal regulatory bodies		☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Credentialing and Recredentialing Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
	12.2	Confirms accreditation		☒
	12.3	If not approved, develop/implement standards of participation and review for compliance		☒
	12.4	At least every 3 years, confirms continued good standing with state/federal regulatory bodies and, if applicable, accrediting body		☒
CR 13 *Delegation of Credentialing
13.1

A mutually agreed upon document describes:

• responsibilities of delegated agency and entity

• the delegated activities

• process utilized to evaluate delegated agency’s performance

• remedies available if obligations are not fulfilled

			☒	☒
	13.2	The right to approve/retain/terminate/suspend practitioners, providers and sites is retained	☒	☒
13.3

There is evidence that:

• delegated agency’s capacity to perform activities prior to delegation is evaluated

• there is annual evaluation on whether delegated agency’s activities are conducted in accordance with the entity’s expectations/NCQA standards

			☒	☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Members’ Rights and Responsibilities Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
RR 1 *Statement of Members’ Rights and Responsibilities
		A written policy addresses the following members’ rights/responsibilities:	☒

	1.1	Right to receive information about the entity, its services, its practitioners/providers	☒
	1.2	Right to be treated with respect, recognition of their dignity and right to privacy	☒
	1.3	Right to participate with practitioners in decision making	☒
	1.4	Right to a candid discussion of treatment options	☒
	1.5	Right to voice complaints/appeals about the entity or care provided	☒
	1.6	Responsibility to provide information regarding care	☒
	1.7	Responsibility to follow instructions for care	☒
RR 2 *Distribution of Rights Statements to Members and Practitioners
		The policy on members’ rights and responsibilities is distributed to members and participating practitioners	☒
RR 3 Policies for Complaints and Appeals			☒
*3.1

Procedures for registering and responding to oral/written complaints include:

• documentation of complaint/action taken

• investigation of complaint

• notification to member of disposition of complaint/right to appeal

• timeliness in responding to complaints that accommodate clinical urgency of the situation

			☒	☒
*3.2

Procedures for registering/responding to oral and written 1st level appeals include:

• appeal process notification to member within 5 working days of receiving request for 1st level appeal

• documentation of appeal and action taken

• investigation of appeal

• resolution of the appeal, including:

☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Members’ Rights and Responsibilities Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group

• panel appointed to review 1st level appeal not involved in initial determination

• of appointed panel, at least 1 practitioner in similar or same specialty

• if no decision within 30 days, written decision within 15 additional working days is issued and notice to member with reasons for delay before 30th working day is provided

• for acute/urgent appeal, the expedited appeals procedure is followed:

• written notification to member of disposition of appeal/right to appeal further

	3.3	Procedure for registering/responding to 2nd level appeals	☒	☒
	*3.4	Procedure for allowing practitioner/member representative to act on behalf of the member	☒	☒
RR 4 *Appropriate Handling of Complaints and Appeals

Members’ complaints and 1st level appeals are adjudicated in a thorough, appropriate, and timely manner.  All the requirements of standard RR3 for 1st level appeals and its own standards for handling the following are met:

☒
	4.1	Complaints about clinical care		☒
	4.2	Complaints about service		☒
	4.3	Appeals		☒
RR 5 Subscriber Information
		Each subscriber is provided with the information needed to understand benefit coverage and obtain care	☒
5.1

Written information about benefits/charges applicable to subscriber addresses:

• benefits/services included in, and excluded from, coverage

• drug formulary information

• copayments/other charges for which the member is responsible

• restrictions on benefits

• instructions on submitting claims

☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Members’ Rights and Responsibilities Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
5.2

Written instructions provided to members addresses how to obtain primary/specialty care:

• *information regarding participating practitioners

• *primary care services, including points of access

• *specialty, behavioral and hospital care/services

• *care after normal office hours

• *emergency care

• care/coverage when out of area

☒
5.3

Written information provided to members addresses how to:

• *voice a complaint

• *appeal decision that affects member’s coverage/benefits/relationship to organization

• how new technology for inclusion as a covered benefit is evaluated

☒
	5.4	Notification to members of practitioner or practice site termination and helps with selection of new practitioner or practice site	☒

RR 6 Member Confidentiality		The confidentiality of member information and records is protected
	*6.1	Written confidentiality policies and procedures to ensure confidentiality of member information is adopted/implemented	☒	☒
	*6.2	Contract explicitly slates expectations regarding confidentiality of member information/records		☒
	6.3	Data shared with employers, whether fully insured or self-insured, are not implicitly or explicitly member identifiable, unless specific consent is provided by members	☒
	6.4	Patients have opportunity to consent/deny release of information, except when required by law		☒
	6.5	Communicates to prospective members its policies/practices regarding collection/use/disclosure of medical information	☒	☒
6.6

Informs members, practitioners and providers of policies/procedures on obtaining consents for use of member medical information, allowing members access to their medical records and protecting access to member medical information

			☒	☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Members’ Rights and Responsibilities Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
	6.7	Designates internal review board to create/review confidentiality policies and procedures	☒	☒
RR 7 Marketing Information
		BCC ensures that communications with prospective members correctly and thoroughly represent the benefits and operating procedures of the organization	☒
RR 8 * Delegation of Members’ Rights and Responsibilities
8.1

A Mutually agreed upon document describes:

• responsibilities of delegated agency and entity

• the delegated activities

• frequency of reporting

• process utilized to evaluate the delegated agency’s performance

• remedies available if obligations are not fulfilled

			☒	☒
8.2

There is evidence that:

• delegated agency’s capacity to perform activities prior to delegation is evaluated

• regular reports as specified in 8.1 are evaluated

• there is an annual evaluation on whether delegated agency activities are conducted in accordance with the entity’s expectations/NCQA standards

			☒	☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Preventive Health Services Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
PH 1 *Adoption of Preventive Health (PH) Guidelines
1.1

There are guidelines for following categories:

• preventive care for infants up to 24 months

• preventive care for children/adolescents 2-19 years

• prenatal and perinatal care

• preventive care for adults 20-64 years

• preventive care for elderly 65 and older

☒
1.2

Guidelines describe recommended prevention and/or early detection interventions and frequency/conditions under which interventions are required.  Documents scientific basis/authority upon which guidelines are based

☒
	1.3	Practitioners are involved in adoption of guidelines	☒
	1.4	Guidelines have been available for at least 2 years	☒
	1.5	Guidelines in place at least 2 years are reviewed/updated at least every 2 years	☒
PH 2 *Distribution of Guidelines to Practitioners
		Distribution of preventive health guidelines and any updates to practitioners occurs	☒
PH 3 Health Promotion with Members
	3.1	Guidelines distributed to members annually	☒
	*3.2	Members are encouraged to use health promotion, education and services available	☒
	*3.3	Members, identified as high risk, are urged to use health promotion/prevention services	☒
PH 4 *Delegation of PH
4.1

A mutually agreed upon document describes:

• responsibilities of delegated agency and entity

• the delegated activities

• frequency of reporting

• process utilized to evaluate the delegated agency’s performance

• remedies available if obligations are not fulfilled

Not Applicable
	4.2	There is evidence that:	Not Applicable

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Preventive Health Services Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group

• delegated agency’s capacity to perform activities prior to delegation is evaluated

• the delegated agency’s PH workplan is approved annually

• regular reports as specified in 4.1 are evaluated

• there is an annual evaluation on whether delegated agency activities are conducted in accordance with the entity’s expectations/NCQA standards

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Medical Record Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
MR 1 *Medical Record Documentation Standards
		Medical records will be maintained in a manner that is current, detailed, and organized and permits effective and confidential patient care and quality review		☒
	1.1	Medical record confidentiality policies and procedures are maintained		☒
	1.2	Medical record documentation standards are maintained and distributed to practice sites		☒
	1.3	Organized medical record keeping system and standards for the availability of medical records appropriate to the practice site		☒
MR 2 *MCO Review of Medical Records
	2.1	At least every 2 years, review of medical records from primary care practice sites is conducted		☒
	2.2	There is a mechanism to assess the effectiveness of corrective action plans to ascertain improved compliance		☒
MR 3 *Compliance with NCQA Medical Records Standards
		Documentation of items on the NCQA medical record review summary sheet demonstrates that medical records are in conformity with good professional medical practice and appropriate health management		☒
MR 4 *Delegation of Medical Records
4.1

A mutually agreed upon document describes:

• responsibilities of delegated agency and entity

• the delegated activities

• frequency of reporting

• process utilized to evaluate the delegated agency’s performance

• remedies available if obligations are not fulfilled

☒
4.2

There is evidence that:

• delegated agency’s capacity to perform activities prior to delegation is evaluated

• the delegated agency’s MR workplan/MR program description if approved annually

• regular reports as specified in 4.1 are evaluated

☒

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Medical Record Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• there is an annual evaluation on whether delegated agency activities are conducted in accordance with the entity’s expectations/NCQA

*BCC Oversight Monitoring Required

CaliforniaCare

Annual Documentation Submission Requirements

Delegated Compliance Activity Standard Group	Required Documentation Materials	Documentation Submission [Illegible]	Blue Cross Contact [Illegible]
Utilization Management	Written and approved Utilization Management Plan (including signature page) consistent with BLUE CROSS HMO criteria.	15 days following PARTICIPATING MEDICAL GROUP UM Committee approval	Quality Management Analyst

	UM Workplan	1/31

	Quarterly Utilization Management Reports (California HMO Quality Management Coalition format preferred)	4/30, 7/31, 10/31 1/31

	Annual UM Program Evaluation	1/31

Quality Management	Written and approved Quality Management Plan (including signature page) consistent with BLUE CROSS HMO criteria.	15 days following PARTICIPATING MEDICAL GROUP QM Committee approval1	Quality Management Analyst

	QM Workplan	1/31

	Quarterly Quality Management Reports (California HMO Quality Management Coalition format preferred).	4/30, 7/31, 10/31, 1/31

	Annual QM Program Evaluation	1/31

Delegated Compliance Activity Standards Group	Required Documentation Materials	Documentation Submission [Illegible]	Blue Cross Contact [Illegible]
Credentialing/Recredentialing/Peer Review	Written and approved Credentialing/Recredentialing/Peer Review Policies and Procedures consistent with BLUE CROSS HMO criteria.	15 days following PARTICIPATING MEDICAL GROUP Credentialing Committee approval	Quality Management Analyst

	Practitioner/Provider Roster.	Prior to on-site audits

Grievances and Appeals	Grievances and Appeals data consistent with BLUE CROSS HMO’s sample format.	Quarterly	Care Management Department

Health Management	Roster of Health Education/Promotion programs offered to members.	3/31	Health Promotion Department

	Health Management program effectiveness evaluation (may be included in Annual QM Program Evaluation	1/31	Quality Management Analyst

Corrective Action Plan (if applicable)	Corrective action plan addressing any identified audit deficiencies in BLUE CROSS Audit Summation letter.	30 days from letter notification	Quality Management Analyst

Encounter Data	Electronic submission of ambulatory encounter data.	Monthly	Integrated Medical Systems